IPSCO
TO BE ACQUIRED BY SSAB
FOR U.S. $160 PER SHARE
FOR A TOTAL EQUITY VALUE OF U.S. $7.7 BILLION

Lisle, Illinois, and Stockholm, Sweden, May 3, 2007; IPSCO Inc. (“IPSCO”, NYSE: IPS; TSX: IPS) and SSAB Svenskt Stal AB (“SSAB”, STO: SSAB.A, SSAB.B) today announced that they have entered into an agreement providing for IPSCO to be acquired by SSAB for U.S. $160 per share in cash for a total equity value of U.S. $7.7 billion. The transaction has been approved by the Boards of Directors of both companies. The closing of the transaction is not conditional on SSAB obtaining financing. The transaction will be completed by way of a plan of arrangement under applicable Canadian law. It will require the approval of 66 2/3% of the votes cast by shareholders of IPSCO at a special meeting to be called to consider the arrangement and Ontario court approval.  The transaction will also be subject to certain other customary conditions.
SSAB has received commitments for bank financing of the acquisition. SSAB intends to pursue a SEK 10 billion rights offering during 2007.
The transaction is expected to be accretive for SSAB and to generate annual post tax synergies of SEK 600 million, with the major part to be realized in the next two years.
IPSCO President and Chief Executive Officer, David Sutherland stated, “This transaction delivers significant value to IPSCO’s shareholders.  It also joins IPSCO with a leading player in the global steel industry and reinforces our already solid position as a leading supplier of steel plate and energy tubulars in North America.  SSAB is a highly regarded company with a first-rate work force that shares many similar values with IPSCO, including a commitment to quality products, workplace safety, and manufacturing excellence. As part of this new, larger company, we will have a more diversified product offering that will enhance our ability to better serve both existing and new customers.”
SSAB President and Chief Executive Officer, Olof Faxander, said, “The acquisition of IPSCO represents a further step in SSAB’s 2010 strategy towards global leadership in value added steel. Through this transaction, SSAB will accelerate its growth and acquire a platform for future expansion and market presence in North America.  The transaction will result in an immediate and significant accretion to SSAB’s earnings and cash flow, bringing significant strategic and financial benefit to SSAB.”
“We are very excited about this opportunity to combine two of the most successful and profitable steel companies in the world. IPSCO’s state-of-the-art facilities and their world-class effectiveness in combination with SSAB’s leading technology, unique product and process capabilities and first-class service model will create value for our customers and our shareholders,” Olof Faxander continued.
IPSCO’s lead financial advisor was Goldman, Sachs & Co., and RBC Capital Markets was co-advisor.  IPSCO was represented by Davis Polk & Wardwell and Osler Hoskin & Harcourt LLP.
Greenhill & Co., LLC is acting as lead financial advisor, and Handelsbanken Capital Markets is acting as co-financial advisor to SSAB.  White & Case LLP is acting as U.S. counsel to SSAB, Bennett Jones LLP is acting as Canadian counsel to SSAB.

*  *  *  *  *

IPSCO is a leading producer of energy tubulars and steel plate in North American with an annual steel making capacity of 4.3 million tons.  IPSCO operates four steel mills, eleven pipe mills, and scrap processing centers and product finishing facilities in 25 geographic locations across the United States and Canada. The Company's pipe mills produce a wide range of seamless and welded energy tubular products including oil & gas well casing, tubing, line pipe and large diameter transmission pipe. Additionally, IPSCO is a provider of premium connections for oil and gas drilling and production. IPSCO trades as “IPS” on both the New York and Toronto Stock Exchanges.

SSAB is a Swedish based publicly traded corporation with a leading European position in Quenched & Tempered heavy plate and EHS/UHS steel sheet. The Group comprises four divisions: Division Sheet and Division Heavy Plate are the steel operations with steel shipments of 3.1 million metric tonnes in 2006, Plannja is a processing company in building products, and Tibnor is the Group's trading arm supplying a broad product range of steel and metals. The Group has sales revenues of almost US$ 4.6 billion. SSAB has 8,800 employees and has operations or offices in over 40 countries and a worldwide sales presence.

Forward-looking Statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and under Canadian securities law. The words “believe”, “expect”, “will”, “can” and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. Although IPSCO and SSAB believe the anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the IPSCO or SSAB to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements and information. Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include: weather conditions affecting the oil patch; drilling rig availability; demand for oil and gas; supply, demand and price for scrap metal and other raw materials; supply, demand and price for electricity and natural gas; demand and prices for products produced; general economic conditions; a significant change in the timing of, or the imposition of any governmental conditions; the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction; changes in financial markets, the actions of courts, government agencies, and other third parties, SSAB’s ability to implement successfully its plans and other factors. These and other factors with respect to IPSCO are outlined in IPSCO’s regulatory filings with the Securities and Exchange Commission and Canadian securities regulators, including those in the IPSCO’s 2006 Form 10-K, and its MD&A, particularly as discussed under the heading “Risk Factors”. These forward-looking statements speak only as of the date of this press release.  Neither IPSCO nor SSAB undertakes any obligation to publicly update or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Important

This press release is for information only and does not constitute an offer to issue or sell, or the solicitation of an offer to acquire or buy, shares and rights to subscribe for shares to any person in any jurisdiction.

THE MATERIAL SET FORTH HEREIN IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED, AND SHOULD NOT BE CONSTRUED, AS AN OFFER TO SELL, OR AS A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES. THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS.

Additional Information and Where to Find It

This communication is being made in respect of the proposed plan of arrangement involving SSAB and IPSCO. In connection with the proposed transaction, IPSCO will file with the United States Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A regarding the proposed plan of arrangement. The information contained in this preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the shareholders of IPSCO seeking their approval of the proposed transaction. In addition you may obtain this document free of charge at the website maintained by the SEC at www.sec.gov. Also, you may obtain documents filed with the SEC by IPSCO free of charge by requesting them in writing from 650 Warrenville Road, Suite 500, Lisle, Illinois 6053, or by telephone at (630) 810-4800.

Participants in the Solicitation

IPSCO and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IPSCO’s directors and executive officers is available in IPSCO’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on March 8, 2007. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of IPSCO shareholders in connection with the proposed transaction will be set forth in the preliminary proxy statement when it is filed with the SEC.

IPSCO Director of Investor Relations:
Tom Filstrup
Tel. 630 810-4772

SSAB Head of Corporate Communications
Ulrika Ekström
+46 8-45 45 734
+46 703-98 54 52

SSAB Head of Investor Relations
Stefan Lundewall
+46 8-45 45 729
+46 70-508 28 57